Exhibit 99.1

For more information, contact:
Debra J. Richardson, Sr. Vice President
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Vice Chairman
(515) 457-1813, jmatovina@american-equity.com
D. J. Noble, Chairman
(515) 457-1705, dnoble@american-equity.com
Julie L. LaFollette, Investor Relations
(515) 273-3602, jlafollette@american-equity.com

American Equity Reports Fourth Quarter 2007 Operating
Income of $17.0 Million or $0.29 per Diluted Share

WEST DES MOINES, Iowa (February 20, 2007) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of index and fixed rate annuities, today reported 2007 fourth quarter operating income1 of $17.0 million, or $0.29 per diluted common share, compared to fourth quarter 2006 operating income of $18.8 million or $0.32 per diluted common share.  Operating income for the year 2007 was $64.9 million, or $1.10 per diluted common share, compared to 2006 operating income of $73.3 million or $1.23 per diluted common share.  Performance results for the fourth quarter and year of 2007 include:

•	Annuity sales totaled $2.1 billion for the year 2007 and $533.9 million for the fourth quarter of 2007

•	Total assets at December 31, 2007 reached a record $16.4 billion

•	Net investment income climbed to a record $719.9 million for the year 2007 and a record $191.1 million for the fourth quarter of 2007

•	Book value per outstanding common share[2] grew to $11.63 (excluding AOCL)

•	The high credit quality of invested assets remained intact

1       In addition to net income, American Equity has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  Operating income equals net income adjusted to eliminate the impact of (i) net realized gains and losses on investments; and (ii) the impact of SFAS 133, dealing with the market value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, American Equity believes a measure excluding their impact is useful in analyzing operating trends.  American Equity believes the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of American Equity’s underlying results and profitability.  A reconciliation of net income to operating income is provided in the accompanying tables.

2           Book value per outstanding share excluding AOCL, a non-GAAP financial measure, is calculated as total  stockholders’ equity excluding AOCL divided by the total number of shares of common stock outstanding.

A net loss of $5.0 million was incurred in the fourth quarter of 2007 compared to net income of $19.2 million for the same period in 2006.  This loss arose from the effects of SFAS 133 dealing with fair value changes in derivatives and embedded derivatives, including the one-year call options the company purchases to fund index credits on its index annuity reserves.   Under SFAS 133, changes in the value of the one-year call options held as assets are partially but not wholly offset by changes in the value of embedded derivatives within the index policy benefit reserves and related expense items.  Such changes in value, whether upward or downward, have no economic impact on the company’s spread results, unlike option purchase costs and gains received on options at their one-year expirations which are fully included in the calculations of spread results and operating earnings.  Valuation adjustments made under SFAS 133 have no relationship to any write down in value of an invested asset due to credit concerns.

STRONG NEW MONEY YIELDS AND HIGH CREDIT QUALITY

Income from invested assets, the largest component of American Equity’s revenues, reached a record high of $719.9 million in 2007, and yields received on new investments improved throughout the year.  For purchases of bonds and other fixed maturity securities during 2007, average new money yields climbed from 6.09% in the first quarter to 6.52% in the fourth quarter.  Average new money yields on commercial mortgage loans made during 2007 fluctuated from 6.19% in the second quarter to 6.39% in the third quarter, with the average for the entire year at 6.29%.  For the year of 2007, American Equity earned an average of 6.11% on all invested assets compared to 6.14% in 2006.

The trend of improvement in new money yields has been sustained to date in 2008.  During the first quarter of 2008, bonds with a book value of approximately $484 million and average yield of 5.30% were called or sold at a gain, with the proceeds reinvested in new securities at an average yield of 6.50%.

The credit quality of all categories of American Equity’s invested assets remains very high.  At December 31, 2007, over 99% of the company’s $10.4 billion carrying value of bonds and other fixed maturity securities continued to carry investment grade ratings, and over 90% were rated “A” or higher.  Included within this category are $716.6 million of investments in residential mortgage-backed pools, none of which resulted in write-downs due to other than temporary impairments or other realized losses on sale.  Further, the company’s $2.0 billion of commercial mortgage loans, including over 700 individual whole loans, continue to perform very well with no defaults, delinquent payments or restructured loans.   During the fourth quarter of 2007, the company recorded a net realized loss on investments of $2.3 million (after tax and deferred acquisition costs), which represents approximately 0.02% of the carrying value of total invested assets (excluding derivatives).  This loss arose primarily from the write down to market value of one corporate bond with a face value of $10 million.

Commented David J. Noble, Chairman, Chief Executive Officer and President of American Equity: “Our consistent commitment to avoiding credit risk serves us very well in turbulent markets like the present one.  Because we are in the financial services industry we battle market misperceptions arising from the credit-related losses reported by larger institutions.  However, the simple reality is that we don’t believe American Equity has any material asset problems nor any reason to anticipate them based on the facts as we know them today.  In my judgment, our asset quality should be reflected in improved shareholder value.”

RATE CUTS IMPLEMENTED TO CONTAIN RISING ANNUITY COSTS

American Equity’s gross investment spread on its annuity business narrowed in 2007 due primarily to cost increases on its index annuity block, which represented 84.4% of total annuity fund values at December 31, 2007.  Such cost increases arose from the heightened level of volatility in the equity markets.  As measured by the CBOE Volatility Index (VIX), volatility rose from an average of 12.5 in the first quarter of 2007 to an average of 22.0 in the fourth quarter of 2007, resulting in sharply higher option costs throughout the year.

Consequently, the company’s average net cost of money for index annuities rose from 3.28% in 2006 to 3.51% in 2007, and the investment spread on index annuities narrowed from 2.86% in 2006 to 2.60% in 2007.  The spreads on traditional fixed and multi-year rate guaranteed annuities, which together comprise the remaining 15.6% of annuity fund values remained strong at 2.83% and 1.97%, respectively.  The overall spread earned for 2007 was 2.61% compared to a record high of 2.73% in 2006.

To limit the effects of rising option costs, the company implemented several new money and renewal rate adjustments in 2007, the latest of which occurred in November.  Thus far in 2008, these cuts appear to be operating effectively to reduce hedging costs to expected levels despite continued high equity market volatility.  Because the options have a one-year term, the expenses of hedging in any quarter include a portion of the cost of options purchased during the preceding twelve months.   Accordingly, based on the current levels of option costs, the company anticipates gradual improvement in the investment spread over the next several quarters.

Commented Mr. Noble: “Spread management is our business.  From year-to-year the spreads we can achieve depend in part on market conditions.  Although market conditions in 2007 were challenging, American Equity posted double-digit growth, with invested assets up by 11% year over year.  As we move into 2008, we intend to continue to grow sales, assets and net earnings by sticking to our fundamentals: offering superior safe money products, providing the best service in the business, and managing high quality investments.”

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance”, “expect”, “anticipate”, “believe”, “goal”, “objective”, “target”, “may”, “should”, “estimate”, “projects” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss fourth quarter 2007 earnings on Thursday, February 21, 2008, at 10 a.m. CST.  The conference call will be webcast live on the Internet.  Investors and interested parties who wish to listen to the call on the Internet may do so at www.american-equity.com.  The call may also be accessed by telephone at 1-800-659-1942, passcode 43140830 (international callers, please dial 1-617-614-2710).   An audio replay will be available shortly after the call on AEL’s web site.  An audio replay will also be available via telephone through, March 6, 2008, by calling 1-888-286-8010, passcode 23063392 (international callers will need to dial 1-617-801-6888).

ABOUT AMERICAN EQUTIY

American Equity Investment Life Holding Company, through its wholly-owned operating subsidiaries, is a full-service underwriter of a broad line of annuity and insurance products with a primary emphasis on the sale of fixed-rate and index annuities.  The company’s headquarters are located at 5000 Westown Parkway, West Des Moines, Iowa, 50266. The mailing address of the company is: P.O. Box 71216, Des Moines, Iowa, 50325.
###

American Equity Investment Life Holding Company

Net Income/Operating Income (Unaudited)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006
	(Dollars in thousands, expect per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,032	$3,574	$12,623	$13,622
Annuity and single premium universal life product charges	12,805	10,376	45,828	39,472
Net investment income	191,107	172,799	719,916	677,638
Realized gains (losses) on investments	(4,803)	1,329	(3,882)	1,345
Change in fair value of derivatives	(139,740)	123,757	(59,985)	183,783
Total revenues	62,401	311,835	714,500	915,860

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,029	2,194	8,419	8,808
Interest credited to account balances	110,294	132,244	560,209	404,269
Amortization of deferred sales inducements	(4,820)	8,198	11,708	24,793
Change in fair value of embedded derivatives	(56,426)	85,689	(67,902)	151,057
Interest expense on notes payable	4,043	2,393	16,221	20,382
Interest expense on subordinated debentures	5,644	5,238	22,520	21,354
Interest expense on amounts due under repurchase agreements	4,084	7,603	15,926	32,931
Amortization of deferred policy acquisition costs	(4,618)	27,326	56,330	94,923
Other operating costs and expenses	11,154	10,780	48,230	40,418
Total benefits and expenses	71,384	281,665	671,661	798,935

Income (loss) before income taxes	(8,983)	30,170	42,839	116,925
Income tax expense (benefit)	(3,985)	10,986	13,863	41,440
Net income (loss)	(4,998)	19,184	28,976	75,485
Realized (gains) losses on investments, net of offsets	2,283	(417)	1,688	(427)
Income tax contingency	-	384	-	-
Net effect of SFAS 133, net of offsets	19,735	(385)	34,238	(1,724)

Operating income (a)	$17,020	$18,766	$64,902	$73,334

Earnings (loss) per common share	$(0.09)	$0.34	$0.51	$1.34
Earnings (loss) per common share - assuming dilution	$(0.08)	$0.32	$0.50	$1.27
Operating income per common share (a)	$0.30	$0.34	$1.14	$1.30
Operating income per common share - assuming dilution (a)	$0.29	$0.32	$1.10	$1.23

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	56,348	55,889	56,760	56,243
Earnings (loss) per common share - assuming dilution	59,154	59,926	59,848	60,421

American Equity Investment Life Holding Company

Operating Income
Three months ended December 31, 2007 (Unaudited)

		Adjustments		Operating
	As Reported	Realized Losses	SFAS 133	Income (a)
		(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,032	$-	$-	$3,032
Annuity and single premium universal life product charges	12,805	-	-	12,805
Net investment income	191,107	-	-	191,107
Realized losses on investments	(4,803)	4,803	-	-
Change in fair value of derivatives	(139,740)	-	132,491	(7,249)
Total revenues	62,401	4,803	132,491	199,695

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,029	-	-	2,029
Interest credited to account balances	110,294	-	-	110,294
Amortization of deferred sales inducements	(4,820)	347	13,837	9,364
Change in fair value of embedded derivatives	(56,426)	-	56,426	-
Interest expense on notes payable	4,043	-	(271)	3,772
Interest expense on subordinated debentures	5,644	-	-	5,644
Interest expense on amounts due under repurchase agreements	4,084	-	-	4,084
Amortization of deferred policy acquisition costs	(4,618)	921	31,409	27,712
Other operating costs and expenses	11,154	-	-	11,154
Total benefits and expenses	71,384	1,268	101,401	174,053

Income (loss) before income taxes	(8,983)	3,535	31,090	25,642
Income tax expense (benefit)	(3,985)	1,252	11,355	8,622

Net income (loss)	$(4,998)	$2,283	$19,735	$17,020

Earnings (loss) per common share	$(0.09)			$0.30
Earnings (loss) per common share - assuming dilution	$(0.08)			$0.29

(a)   In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments, and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.   We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor's understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement

December 31, 2007

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	December 31, 2007	December 31, 2006
	(Unaudited)

Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$5,008,772	$4,177,029
Held for investment, at amortized cost	5,355,733	5,128,146
Equity securities, available for sale, at fair value	87,412	45,512
Mortgage loans on real estate	1,953,894	1,652,757
Derivative instruments	204,657	381,601
Policy loans	427	419
Total investments	12,610,895	11,385,464

Cash and cash equivalents	18,888	29,949
Coinsurance deposits—related party	1,698,153	1,841,720
Accrued investment income	77,348	68,323
Deferred policy acquisition costs	1,272,108	1,088,890
Deferred sales inducements	588,473	427,554
Deferred income taxes	75,806	73,831
Other assets	52,701	74,392
Total assets	$16,394,372	$14,990,123

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
 (Dollars in thousands)

	December 31, 2007	December 31, 2006
	(Unaudited)

Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$14,711,780	$13,207,931
Other policy funds and contract claims	120,186	128,579
Other amounts due to related parties	23,654	45,504
Notes payable	268,339	266,383
Subordinated debentures	268,330	268,489
Amounts due under repurchase agreements	257,225	385,973
Other liabilities	133,223	92,198
Total liabilities	15,782,737	14,395,057

Stockholders’ equity:
Common stock	53,556	53,501
Additional paid-in capital	387,302	389,644
Unallocated common stock held by ESOP	(6,781)	–
Accumulated other comprehensive loss	(38,929)	(38,769)
Retained earnings	216,487	190,690
Total stockholders’ equity	611,635	595,066
Total liabilities and stockholders’ equity	$16,394,372	$14,990,123

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006

Revenues:
Traditional life and accident and health insurance premiums	$3,032	$3,574	$12,623	$13,622
Annuity product charges	12,805	10,376	45,828	39,472
Net investment income	191,107	172,799	719,916	677,638
Realized gains (losses) on investments	(4,803)	1,329	(3,882)	1,345
Change in fair value of derivatives	(139,740)	123,757	(59,985)	183,783
Total revenues	62,401	311,835	714,500	915,860

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,029	2,194	8,419	8,808
Interest credited to account balances	110,294	132,244	560,209	404,269
Amortization of deferred sales inducements	(4,820)	8,198	11,708	24,793
Change in fair value of embedded derivatives	(56,426)	85,689	(67,902)	151,057
Interest expense on notes payable	4,043	2,393	16,221	20,382
Interest expense on subordinated debentures	5,644	5,238	22,520	21,354
Interest expense on amounts due under repurchase agreements	4,084	7,603	15,926	32,931
Amortization of deferred policy acquisition costs	(4,618)	27,326	56,330	94,923
Other operating costs and expenses	11,154	10,780	48,230	40,418
Total benefits and expenses	71,384	281,665	671,661	798,935

Income (loss) before income taxes	(8,983)	30,170	42,839	116,925
Income tax expense (benefit)	(3,985)	10,986	13,863	41,440
Net income (loss)	$(4,998)	$19,184	$28,976	$75,485

Earnings (loss) per common share	$(0.09)	$0.34	$0.51	$1.34
Earnings (loss) per common share - assuming dilution (a)	$(0.08)	$0.32	$0.50	$1.27
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	56,348	55,889	56,760	56,243
Earnings (loss) per common share - assuming dilution	59,154	59,926	59,848	60,421

(a)
The numerator for earnings (loss) per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $262 for the three months ended December 31, 2007, $265 for the three months ended December 31, 2006, $1,052 for the year ended December 31, 2007 and $1,068 for the year ended December 31, 2006.

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Operating Income
Year ended December 31, 2007 (Unaudited)
	As Reported	Realized Loss Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$12,623	$–	$–	$12,623
Annuity product charges	45,828	–	–	45,828
Net investment income	719,916	–	–	719,916
Realized losses on investments	(3,882)	3,882	–	–
Change in fair value of derivatives	(59,985)	–	195,751	135,766
Total revenues	714,500	3,882	195,751	914,133

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	8,419	–	–	8,419
Interest credited to account balances	560,209	–	–	560,209
Amortization of deferred sales inducements	11,708	347	23,358	35,413
Change in fair value of embedded derivatives	(67,902)	–	67,902	–
Interest expense on notes payable	16,221	–	(1,066)	15,155
Interest expense on subordinated debentures	22,520	–	–	22,520
Interest expense on amounts due under repurchase agreements	15,926	–	–	15,926
Amortization of deferred policy acquisition costs	56,330	921	52,298	109,549
Other operating costs and expenses	48,230	–	–	48,230
Total benefits and expenses	671,661	1,268	142,492	815,421

Income before income taxes	42,839	2,614	53,259	98,712
Income tax expense	13,863	926	19,021	33,810
Net income	$28,976	$1,688	$34,238	$64,902

Earnings per common share	$0.51			$1.14
Earnings per common share – assuming dilution	$0.50			$1.10

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives
Proceeds received at expiration or gains recognized upon early termination	$389,511	$–	$389,511
Cost of money for index annuities	(253,988)	–	(253,988)
Change in the difference between fair value and remaining option cost at beginning and end of period	(195,508)	195,751	243
	$(59,985)	$195,751	$135,766

Index credits included in interest credited to account balances	$403,416		$403,416

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Operating Income
Three months ended December 31, 2007 (Unaudited)
	As Reported	Realized Loss Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,032	$–	$–	$3,032
Annuity product charges	12,805	–	–	12,805
Net investment income	191,107	–	–	191,107
Realized losses on investments	(4,803)	4,803	–	–
Change in fair value of derivatives	(139,740)	–	132,491	(7,249)
Total revenues	62,401	4,803	132,491	199,695

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,029	–	–	2,029
Interest credited to account balances	110,294	–	–	110,294
Amortization of deferred sales inducements	(4,820)	347	13,837	9,364
Change in fair value of embedded derivatives	(56,426)	–	56,426	–
Interest expense on notes payable	4,043	–	(271)	3,772
Interest expense on subordinated debentures	5,644	–	–	5,644
Interest expense on amounts due under repurchase agreements	4,084	–	–	4,084
Amortization of deferred policy acquisition costs	(4,618)	921	31,409	27,712
Other operating costs and expenses	11,154	–	–	11,154
Total benefits and expenses	71,384	1,268	101,401	174,053

Income (loss) before income taxes	(8,983)	3,535	31,090	25,642
Income tax expense (benefit)	(3,985)	1,252	11,355	8,622
Net income (loss)	$(4,998)	$2,283	$19,735	$17,020

Earnings (loss) per common share	$(0.09)			$0.30
Earnings (loss) per common share – assuming dilution	$(0.08)			$0.29

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$65,049	$–	$65,049
Cost of money for index annuities	(72,368)	–	(72,368)
Change in the difference between fair value and remaining option cost at beginning and end of period	(132,421)	132,491	70
	$(139,740)	$132,491	$(7,249)

Index credits included in interest credited to account balances	$72,370		$72,370

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Operating Income/Net Income
Quarterly Summary – Most Recent 5 Quarters (Unaudited)
	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,032	$3,344	$3,190	$3,057	$3,574
Annuity product charges	12,805	12,576	11,453	8,994	10,376
Net investment income	191,107	183,732	175,719	169,358	172,799
Change in fair value of derivatives	(7,249)	56,332	68,821	17,862	38,880
Total revenues	199,695	255,984	259,183	199,271	225,629

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,029	2,360	2,097	1,933	2,194
Interest credited to account balances	110,294	165,821	168,141	115,953	132,245
Amortization of deferred sales inducements	9,364	9,177	9,124	7,748	8,231
Interest expense on notes payable	3,772	3,770	3,793	3,820	3,737
Interest expense on subordinated debentures	5,644	5,673	5,614	5,589	5,238
Interest expense on amounts due under repurchase agreements	4,084	4,764	3,060	4,018	7,603
Amortization of deferred policy acquisition costs	27,712	27,776	28,405	25,656	27,185
Other operating costs and expenses	11,154	11,582	14,083	11,411	10,780
Total benefits and expenses	174,053	230,923	234,317	176,128	197,213

Operating income before income taxes	25,642	25,061	24,866	23,143	28,416
Income tax expense	8,622	8,639	8,539	8,010	9,650

Operating income (a)	17,020	16,422	16,327	15,133	18,766
Realized gains (losses) on investments, net of offsets	(2,283)	210	11	374	417
Income tax contingency	–	–	–	–	(384)
Net effect of SFAS 133, net of offsets	(19,735)	(13,189)	4,266	(5,580)	385

Net income (loss)	$(4,998)	$3,443	$20,604	$9,927	$19,184

Operating income per common share (a)	$0.30	$0.29	$0.29	$0.27	$0.34
Operating income per common share – assuming dilution (a)	$0.29	$0.28	$0.28	$0.26	$0.32
Earnings (loss) per common share	$(0.09)	$0.06	$0.36	$0.18	$0.34
Earnings (loss) per common share – assuming dilution	$(0.08)	$0.06	$0.35	$0.17	$0.32

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	56,348	56,878	57,122	56,693	55,889
Earnings (loss) per common share - assuming dilution	59,154	59,774	60,309	60,159	59,926

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments, the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives, and the impact of an income tax contingency liability.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Capitalization/ Book Value per Share
	December 31, 2007	December 31, 2006
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$268,339	$266,383
Subordinated debentures payable to subsidiary trusts	268,330	268,489
Total debt	536,669	534,872

Total stockholders’ equity	611,635	595,066

Total capitalization	1,148,304	1,129,938
Accumulated other comprehensive loss (AOCL)	38,929	38,769
Total capitalization excluding AOCL (a)	$1,187,233	$1,168,707

Total stockholders’ equity	$611,635	$595,066
Accumulated other comprehensive loss	38,929	38,769
Total stockholders’ equity excluding AOCL (a)	$650,564	$633,835

Common shares outstanding (b)	55,919,585	56,144,074

Book Value per Share: (c)
Book value per share including AOCL	$10.94	$10.60
Book value per share excluding AOCL (a)	$11.63	$11.29
Book value per share excluding AOCL and SFAS 133 (a)	$12.22	$11.28

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	22.6%	22.8%
Adjusted debt / Total capitalization	30.7%	31.3%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCL.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful supplemental information.  Book value per share excluding AOCL and the impact of SFAS 133 is a non-GAAP financial measure based on stockholders’ equity excluding the effect of AOCL and the cumulative impact on stockholders’ equity of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because the cumulative impact of SFAS 133 fluctuates in a manner unrelated to core operations, we believe this non-GAAP financial measure provides useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2007 - 2,993,148 shares; 2006 - 2,643,148 shares and exclude unallocated shares held by ESOP: 2007 - 629,565 shares; 2006 - 0 shares.

(c)
Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity  excluding AOCL divided by the total number of shares of common stock outstanding.  Book value excluding AOCL and the impact of SFAS 133 is calculated as total stockholders’ equity excluding AOCL adjusted to eliminate the cumulative impact on stockholders’ equity of SFAS 133 divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCL.  Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCL.

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Annuity Deposits by Product Type
	Three Months Ended December 31,		Year Ended December 31,
Product Type	2007	2006	2007	2006
	(Dollars in thousands)

Index Annuities:
Index Strategies	$401,800	$245,915	$1,578,347	$1,160,467
Fixed Strategy	123,047	159,845	515,229	626,791
	524,847	405,760	2,093,576	1,787,258
Fixed Rate Annuities:
Single-Year Rate Guaranteed	8,108	14,135	45,948	76,164
Multi-Year Rate Guaranteed	947	1,811	5,158	6,544
	9,055	15,946	51,106	82,708
Total before coinsurance ceded	533,902	421,706	2,144,682	1,869,966
Coinsurance ceded	318	535	1,779	2,859
Net after coinsurance ceded	$533,584	$421,171	$2,142,903	$1,867,107

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Account Values at December 31, 2007

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Index Annuities	14.0	11.2	14.9%	$10,750,775	84.4%
Single-Year Fixed Rate Guaranteed Annuities	10.6	5.2	8.1%	1,505,526	11.8%
Multi-Year Fixed Rate Guaranteed Annuities	7.0	3.0	5.8%	483,918	3.8%

	13.4	10.2	13.7%	$12,740,219	100.0%

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Annuity Liability Characteristics
	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$189,999	$91,205
0.0% < 2.0%	13,625	548
2.0% < 3.0%	78,827	16,975
3.0% < 4.0%	33,067	35,682
4.0% < 5.0%	155,654	127,870
5.0% < 6.0%	35,179	81,790
6.0% < 7.0%	189,652	308,033
7.0% < 8.0%	227,357	482,635
8.0% < 9.0%	353,196	365,037
9.0% < 10.0%	171,163	491,616
10.0% or greater	541,725	8,749,384
	$1,989,444	$10,750,775

	Fixed and Index Annuities Account Value	Weighted Average Surrender Charge
(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$281,204	0.00%
2008	113,865	3.97%
2009	372,849	6.61%
2010	421,867	5.98%
2011	390,355	6.64%
2012	576,250	7.37%
2013	728,657	7.88%
2014	652,840	9.17%
2015	631,615	11.36%
2016	833,873	12.13%
2017	1,004,416	13.38%
2018	726,552	14.09%
2019	528,141	14.13%
2020	593,806	15.48%
2021	667,644	16.88%
2022	1,312,809	18.78%
2023	2,610,933	19.75%
2024	292,543	20.00%
	$12,740,219	13.74%

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Annuity Liability Characteristics
	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,749,400	$10,622,034
Multi-year (3 - 5 years)	240,044	128,741
	$1,989,444	$10,750,775

ULTIMATE MINIMUM GUARANTEE RATE (3):
2.00%	$–	$1,537
2.20%	4,707	93,258
2.25% (3)	240,083	2,698,643
3.00%	1,653,708	6,360,968
3.50% (4)	–	1,596,369
4.00%	90,946	–
	$1,989,444	$10,750,775

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (5)(6):
No differential	$85,485	$–
› 0.0% - 0.5%	1,318,334	1,429,795
› 0.5% - 1.0%	339,177	833,295
› 1.0% - 1.5%	153,322	123,016
› 1.5% - 2.0%	29,041	90
› 2.0% - 2.5%	47,946	55
› 2.5% - 3.0%	13,258	–
Greater than 3.0%	2,881	–
Index strategies	–	8,364,524
	$1,989,444	$10,750,775

(1)	In addition, $1,249,327 (63%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)
The contract features for substantially all of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(5)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(6)
Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 135 basis points.

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Spread Results
	Year Ended December 31,
	2007	2006
Average yield on invested assets	6.11%	6.14%
Cost of Money
Aggregate	3.50%	3.41%
Average net cost of money for index annuities	3.51%	3.28%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.28%	3.25%
Multi-year rate guaranteed	4.14%	4.81%

Investment spread:
Aggregate	2.61%	2.73%
Index annuities	2.60%	2.86%
Fixed rate annuities:
Annually adjustable	2.83%	2.89%
Multi-year rate guaranteed	1.97%	1.33%

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Summary of Invested Assets
	December 31, 2007		December 31, 2006
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$19,882	0.2%	$2,746	–
United States Government sponsored agencies	8,208,909	65.1%	7,966,485	70.0%
Public utilities	146,525	1.1%	137,461	1.2%
Corporate securities	1,084,550	8.6%	643,850	5.6%
Redeemable preferred stocks	188,054	1.5%	135,933	1.2%
Mortgage and asset-backed securities:
Government	75,353	0.6%	67,883	0.6%
Non-Government	641,232	5.1%	350,817	3.1%
Total fixed maturity securities	10,364,505	82.2%	9,305,175	81.7%
Equity securities	87,412	0.7%	45,512	0.4%
Mortgage loans on real estate	1,953,894	15.5%	1,652,757	14.5%
Derivative instruments	204,657	1.6%	381,601	3.4%
Policy loans	427	–	419	–
	$12,610,895	100.0%	$11,385,464	100.0%

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Credit Quality of Fixed Maturity Securities
		December 31, 2007		December 31, 2006
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)
1	Aaa/Aa/A	$9,361,755	90.3%	$8,643,440	92.9%
2	Baa	915,259	8.8%	556,218	6.0%
3	Ba	53,784	0.5%	88,896	0.9%
4	B	20,310	0.3%	12,022	0.1%
5	Caa and lower	13,397	0.1%	–	–
6	In or near default	–	–	4,599	0.1%
		$10,364,505	100.0%	$9,305,175	100.0%

Watch List Securities - December 31, 2007
General Description	Amortized Cost	Unrealized Losses	Estimated Fair Value	Months Below Amortized Cost
Corporate Bonds:
Reinsurance Company	$15,035	$(4,910)	$10,125	28
Home Builder	4,965	(1,365)	3,600	29
Consumer Staple Company	9,759	(2,111)	7,648	19
Mortgage-Backed Securities:
FHA/VA loans	2,799	(1,180)	1,619	30
Common & Preferred Stock:
Finance, Insurance and Real Estate Companies	15,685	(5,587)	10,098	6 - 11
	$48,243	$(15,153)	$33,090

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Mortgage Loans by Region and Property Type
	December 31, 2007		December 31, 2006
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$458,418	23.5%	$364,977	22.1%
Middle Atlantic	133,662	6.8%	115,930	7.0%
Mountain	310,244	15.9%	267,808	16.2%
New England	45,618	2.3%	43,228	2.6%
Pacific	141,264	7.2%	132,085	8.0%
South Atlantic	344,800	17.7%	299,373	18.1%
West North Central	356,334	18.2%	290,592	17.6%
West South Central	163,554	8.4%	138,764	8.4%
	$1,953,894	100.0%	$1,652,757	100.0%

Property type distribution
Office	$586,109	30.0%	$508,093	30.7%
Medical Office	108,667	5.6%	78,147	4.7%
Retail	438,214	22.4%	389,534	23.6%
Industrial/Warehouse	453,654	23.2%	381,248	23.1%
Hotel	115,758	5.9%	71,510	4.3%
Apartments	105,431	5.4%	91,190	5.5%
Mixed use/other	146,061	7.5%	133,035	8.1%
	$1,953,894	100.0%	$1,652,757	100.0%

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company
5000 Westown Parkway Suite 440
West Des Moines, IA 50266

Inquiries:

D.J. Noble, Chairman
(515) 457-1703, dnoble@american-equity.com

Debra J. Richardson, Senior Vice President
(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman
(515) 457-1813, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

2007	High	Low	Close	Dividend Declared
First Quarter	$14.07	$12.17	$13.13	$0.00
Second Quarter	$13.97	$11.37	$12.08	$0.00
Third Quarter	$12.55	$9.51	$10.65	$0.00
Fourth Quarter	$11.25	$8.09	$8.29	$0.06

2006
First Quarter	$14.34	$12.76	$14.34	$0.00
Second Quarter	$14.60	$10.66	$10.66	$0.00
Third Quarter	$12.55	$10.07	$12.27	$0.00
Fourth Quarter	$13.44	$11.90	$13.03	$0.05

Transfer Agent:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

American Equity Investment Life Holding Company
Financial Supplement - December 31, 2007

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Mark Finkelstein
Fox-Pitt Kelton
Cochran Caronia Waller
(312) 425-4079
mfinkelstein@ccwco.com

Richard Sbaschnig
Oppenheimer & Co., Inc.
(212) 668-4474
richard.sbaschnig@opco.com

Elizabeth C. Malone
KeyBanc Capital Markets
(917) 368-2230
bmalone@keybanccm.com

Keith F. Walsh
Citigroup Investment Research
(212) 816-5452
keith.f.walsh@citigroup.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com